SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



         ---------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           January 9, 2002
--------------------------------------------------------------------------------

                            Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                   1-7182                            13-2740599
--------------------------------------------------------------------------------
(State or Other            (Commission                      (I.R.S. Employer
 Jurisdiction of            File Number)                     Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                           10080
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:              (212) 449-1000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
--------------------
         Merrill Lynch today reported it has taken decisive action to position the company for improved profitability and growth, including the resizing of selected businesses and other structural changes. These actions, which will lead to an estimated fourth quarter $2.2 billion pre-tax charge ($1.7 billion after tax), are expected to yield substantial benefits, including annualized expense savings of approximately $1.4 billion. A substantial amount of these savings is expected to flow through to earnings; a portion will be reinvested in priority growth initiatives.

         Major components of the charge, some of which are still in process, are:

o Workforce reductions of approximately 9,000 through a combination of divestitures, voluntary separation and managed reductions. Approximately half of the reductions are associated with divestitures and discontinued businesses; the remainder results from voluntary separation, or targeted actions in selected businesses. Approximately $1.2 billion of the charge is associated with severance costs related to workforce reductions, and other staff-related costs.

o Real estate initiatives, including the consolidation of private client offices in the U.S., Europe, Asia and Australia and the closure or subletting of excess office space in the U.S. Approximately $500 million of the charge is associated with real estate initiatives.

o Technology initiatives, including the write-down of certain technology assets. Approximately $300 million of the charge is associated with technology initiatives.

o Other business rationalization costs, which comprise $200 million of the charge.

         Outside the U.S., Merrill Lynch has sold or significantly refocused private client businesses in Canada, South Africa and Australia, and consolidated selected offices in other regions. The firm will also be refocusing its private client business in Japan. The most significant charge in the U.S. private client business relates to the write-down of technology assets associated with the platform that delivers client account information, research and news to financial advisors' desktops.

         In Global Markets and Investment Banking, previously known as the Corporate and Institutional Client Group, selected businesses have been resized in line with expectations of market activity and client demand.

         Merrill Lynch Investment Managers is consolidating the investment management platform into two regions and combining its Asian and European management structures. The Canadian retail funds business was sold as an integral part of the private client divestiture in Canada, and the retail asset management business in Japan has been substantially restructured while maintaining the institutional business there.

         Corporate level items include a write-down associated with the cost of subletting space in the south tower of the World Financial Center in New York that Merrill Lynch will not fully reoccupy due to reduced real estate requirements.

         Revenues associated with businesses that have been sold or discontinued represent less than 3% of annual firm revenues in 2001.

         Fourth quarter operating earnings per diluted share are expected to be between $0.48 and $0.50, excluding the charge but including September 11th-related expenses. Fourth quarter net revenues are expected to be approximately 8% below the 2001 third quarter, due in particular to lower debt trading revenues and reduced investment banking activity.

         Also contributing to lower revenues was continued business disruption in the aftermath of the September 11th terrorist attack, in particular the relocation during the quarter of trading, investment banking and research personnel back into the company's World Financial Center headquarters.

         The fourth quarter's operating results demonstrated continued progress in containing expenses. Excluding September 11th-related expenses and an increase in litigation costs due to certain settlements during the fourth quarter, non-compensation expenses are expected to be approximately 10% below the 2000 fourth quarter as the firm continued to realize the benefits of margin improvement actions, and as travel and other expenses related to business activity remained subdued.

        The company will report its fourth quarter and full year operating results during the week of January 21, 2002.

                  *                *                 *                 *

        David H. Komansky, chairman and chief executive officer; Stan O'Neal, president and chief operating officer; and Thomas H. Patrick, chief financial officer, hosted a conference call today with the investment community to discuss this announcement. On-demand replay of the conference call can be accessed through the Investor Relations website at http://www.ir.ml.com. The information on Merrill Lynch's website is not part of or incorporated by reference in this report.

                *                *                 *                 *

        Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, could cause actual results and experience to differ materially from the expectations expressed in these statements. These factors include, but are not limited to, financial market volatility, actions and initiatives by current and potential competitors, the effect of current and future legislation or regulation, and additional factors described in Merrill Lynch's Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the SEC's website, http://www.sec.gov.

Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MERRILL LYNCH & CO., INC.
                                  ----------------------------------------------
                                              (Registrant)





                                     By:      /s/ Andrea L. Dulberg
                                  ----------------------------------------------
                                                  Andrea L. Dulberg
                                                  Secretary



Date:    January 9, 2002

                                       5